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                                                                   Exhibit 10.9

                      THE PACIFIC GAS AND ELECTRIC COMPANY
                               SAVINGS FUND PLAN
                            FOR MANAGEMENT EMPLOYEES


      This is the controlling and definitive statement of the Pacific Gas and Electric Company Savings Fund Plan for MANAGEMENT EMPLOYEES 1/ in effect on and after January 1, 1994. The PLAN, which covers ELIGIBLE EMPLOYEES of the COMPANY and other EMPLOYERS, is a further revision of the one originally placed in effect by the COMPANY as of April 1, 1959. It has since been amended from time to time. The PLAN as amended may be further amended retroactively in order to meet applicable rules and regulations of the Internal Revenue Service, the United States Department of Labor and all other applicable rules and regulations.


                         ELIGIBILITY AND PARTICIPATION

1.    Eligibility

           A MANAGEMENT EMPLOYEE becomes an ELIGIBLE EMPLOYEE upon completion of one year of SERVICE. Once eligibility occurs it continues as long as the employee remains a MANAGEMENT EMPLOYEE and SERVICE continues.

2.    Participation

      To become a participant, an ELIGIBLE EMPLOYEE must submit a completed APPLICATION to the PLAN ADMINISTRATOR. Through the APPLICATION, the ELIGIBLE EMPLOYEE:

      (a) authorizes the EMPLOYER to reduce his COVERED COMPENSATION by a stated percentage and to contribute such amount to the Plan as a
           Section  401(k) CONTRIBUTION;

      (b) elects to make NON-Section 401(k) CONTRIBUTIONS, if any, to the PLAN; and

      (c) instructs the PLAN ADMINISTRATOR as to the manner in which employee contributions and matching EMPLOYER CONTRIBUTIONS are to be invested.


                                 CONTRIBUTIONS

3.    Employee Contributions

      To become a contributing participant, an ELIGIBLE EMPLOYEE must make
      Section 401(k) CONTRIBUTIONS, NON-Section 401(k) CONTRIBUTIONS, or a combination of both to the PLAN through payroll deduction.

__________________________________

1/    Words in all capitals are defined in Section 28.



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      All contributions withheld by the EMPLOYER from COVERED COMPENSATION are paid over to the TRUSTEE, unconditionally credited to the participant's account and invested in accordance with the participant's instructions.

      (a) Section 401(k) CONTRIBUTIONS. A Section 401(k) CONTRIBUTION is an election to defer the receipt of a specified whole percentage of COVERED COMPENSATION which would otherwise be currently payable to a participant. The EMPLOYER shall reduce the participant's COVERED COMPENSATION by an amount equal to the percentage of the Section 401(k) CONTRIBUTION elected by the participant. Under current law,
           Section 401(k) CONTRIBUTIONS deferred by a participant under the PLAN are not subject to federal or state income tax until actually withdrawn or distributed from the PLAN.

      (b) FLEXDOLLARS. A participant in the COMPANY'S Flex Plan may elect to have any unused FLEXDOLLARS contributed to this PLAN. A participant shall make the election on such forms and subject to such rules as may be established from time to time by the Flex Plan Administrator. Any FLEXDOLLARS contributed to this PLAN shall be deemed Section 401(k) CONTRIBUTIONS and shall be subject to all restrictions and limitations applicable to Section 401(k) CONTRIBUTIONS. FLEXDOLLAR contributions shall not be eligible for matching EMPLOYER CONTRIBUTIONS as described in Section 4.

      (c) NON-Section 401(k) CONTRIBUTIONS. NON-Section 401(k) CONTRIBUTIONS differ from Section 401(k) CONTRIBUTIONS in that a participant has already paid taxes on the amounts contributed to the PLAN. All Employee Contributions made to the PLAN as it existed prior to October 1, 1984, are considered to be NON-Section 401(k) CONTRIBUTIONS and are so recorded in the accounts maintained by the PLAN ADMINISTRATOR.

           NON-Section 401(k) CONTRIBUTIONS must be made in whole percentages of COVERED COMPENSATION, and the sum of all Section 401(k) CONTRIBUTIONS and NON-Section 401(k) CONTRIBUTIONS made by a participant may not exceed 15 percent of the participant's COVERED COMPENSATION.

      (d) CHANGING CONTRIBUTIONS. By submitting a completed APPLICATION to the PLAN ADMINISTRATOR, a participant may direct the PLAN ADMINISTRATOR to cease or resume making contributions, or to change the rate of contributions. Any such change shall become effective within 30 days of receipt by the PLAN ADMINISTRATOR of an appropriate, correctly completed APPLICATION.

4.    EMPLOYER CONTRIBUTIONS

      (a) Each and every time that participants make Section 401(k) or non-Section 401(K) CONTRIBUTIONS to the PLAN eligible for matching EMPLOYER CONTRIBUTIONS, the COMPANY shall make a matching EMPLOYER CONTRIBUTION to the PLAN in cash or in whole shares of COMPANY STOCK, or partly in both. Matching EMPLOYER CONTRIBUTIONS shall be limited to an amount equal to three-quarters of the aggregate participant contributions eligible for matching EMPLOYER CONTRIBUTIONS under the provisions of Subsection 4(a)(1). The COMPANY shall charge to each EMPLOYER its appropriate share of matching EMPLOYER CONTRIBUTIONS.





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           (1)   Certain Section  401(k) and non-Section  401(k) CONTRIBUTIONS
                 are eligible for matching EMPLOYER CONTRIBUTIONS. Although a participant may elect to defer up to 15 percent of COVERED COMPENSATION to the PLAN, the maximum amount of a participant's contributions eligible for matching EMPLOYER CONTRIBUTIONS shall be one of the following percentages of COVERED COMPENSATION:

                  (i) up to 3 percent, with at least one but less than three years of SERVICE; or

                 (ii)  up to 6 percent, with at least three years of SERVICE.

                (iii) for a participant who is absent from work and receiving temporary compensation under any state Worker's Compensation Law or under the COMPANY'S LONG TERM DISABILITY PLAN, the larger of:

                       a)   the maximum percentage calculated under (i) or
                            (ii), whichever is applicable; or

                       b) the dollar amount which was eligible for matching EMPLOYER CONTRIBUTIONS immediately before the participant's absence began.

      (b) Investment of EMPLOYER CONTRIBUTIONS. All EMPLOYER CONTRIBUTIONS made to the PLAN shall be invested by the TRUSTEE in accordance with a participant's INVESTMENT FUND directions.

5.    Limitations

      (a) Average Deferral Percentage Limitation. In any PLAN YEAR, the average rate of Section 401(k) CONTRIBUTIONS as a percentage of compensation for all participating HIGHLY COMPENSATED ELIGIBLE EMPLOYEES shall not exceed the larger of:

           (1) the average rate of Section 401(k) CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 1.25 percent; or

           (2) the average rate of Section 401(k) CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 2 but only if the average rate of Section 401(k) CONTRIBUTIONS for the participating ELIGIBLE HIGHLY COMPENSATED EMPLOYEES does not exceed by more than 2 percentage points the average rate of Section 401(k) CONTRIBUTIONS for all other participating ELIGIBLE EMPLOYEES, or such lesser amount as the Secretary of the Treasury may prescribe in order to prevent the multiple use of this alternative limitation with respect to any HIGHLY COMPENSATED participant.

      The average rate of Section 401(k) CONTRIBUTIONS for a PLAN YEAR for a designated group of ELIGIBLE EMPLOYEES shall be the average of the ratios, calculated separately for each participating ELIGIBLE EMPLOYEE in the group, of the amount of Section 401(k) CONTRIBUTIONS made by each employee for the PLAN YEAR, to the employee's compensation for such PLAN YEAR. As used in this subsection, compensation shall mean compensation paid by an EMPLOYER to the participant during the PLAN YEAR which is required to be reported as





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      wages on the participant's form W-2 and shall
      also include compensation which is not currently includable in the participant's gross income by reason of the application of CODE Sections 125 and 402(a)(8).

      For purposes of this subsection, the ratio of the amount of Section 401(k) CONTRIBUTIONS to a participant's compensation for any participant who is HIGHLY COMPENSATED for the PLAN YEAR and who is eligible to have elective deferrals or qualified employer deferral contributions allocated to his account under two or more plans or arrangements described in
      Section 401(k) of the CODE that are maintained by an employer or affiliated employer shall be determined as if all such Section 401(k) CONTRIBUTIONS, elective deferrals and qualified employer deferral contributions were made under a single arrangement.

      For purposes of determining the ratio of the amount of Section 401(k) CONTRIBUTIONS to a participant's compensation for a participant who is HIGHLY COMPENSATED by reason of being one of the ten highest-paid employees or a 5 percent owner of the controlled group of corporations, as defined in Section 414 of the CODE, the Section 401(k) CONTRIBUTIONS and compensation of such participant shall include the Section 401(k) CONTRIBUTIONS and compensation of the participant's family members, as defined in Section 414 of the CODE, and such family members shall be disregarded in determining the average rate of Section 401(k) CONTRIBUTIONS for non-HIGHLY COMPENSATED participants.

      The determination and treatment of Section 401(k) CONTRIBUTIONS of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (b) Average Contribution Percentage Limitation. In any PLAN YEAR, the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all participating HIGHLY COMPENSATED ELIGIBLE EMPLOYEES shall not exceed the larger of:

           (1) the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 1.25; or

           (2) the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as a percentage of compensation for all other participating ELIGIBLE EMPLOYEES multiplied by 2, but only if the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for the participating HIGHLY COMPENSATED ELIGIBLE EMPLOYEES does not exceed by more than 2 percentage points the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for all other participating ELIGIBLE EMPLOYEES, or such lesser amount as the Secretary of the Treasury may prescribe in order to prevent the multiple use of this alternative limitation with respect to any HIGHLY COMPENSATED participant.

           The average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for a PLAN YEAR for a designated group of ELIGIBLE EMPLOYEES shall be the average of the ratios, calculated separately for each participating ELIGIBLE EMPLOYEE in the group, of the amount of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS made by and on behalf of





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
           each employee for the PLAN YEAR, to the
           employee's compensation for such PLAN YEAR. As used in this subsection, compensation shall mean compensation paid by an EMPLOYER to the participant during the PLAN YEAR which is required to be reported as wages on the participant's form W-2 and shall also include compensation which is not currently includable in the participant's gross income by reason of the application of CODE Sections 125 and 402(a)(8).

           For purposes of this subsection, the ratio of the amount of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS to a participant's compensation for any participant who is HIGHLY COMPENSATED for the PLAN YEAR and who is eligible to have elective deferrals or qualified employer deferral contributions allocated to his account under two or more plans or arrangements described in
           Section 401(k) of the CODE that are maintained by an employer or affiliated employer shall be determined as if all such NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS, elective deferrals and qualified employer deferral contributions were made under a single arrangement.

           For purposes of determining the ratio of the amount of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS to a participant's compensation for a participant who is HIGHLY COMPENSATED by reason of being one of the ten highest-paid employees or a 5 percent owner of the controlled group of corporations, as defined in Section 414 of the CODE, the NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS and compensation of such participant shall include the NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS and compensation of the participant's family members, as defined in
           Section 414 of the CODE, and such family members shall be disregarded in determining the average rate of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS for non-HIGHLY COMPENSATED participants.

           The determination and treatment of NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS of any participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (c) In the event that the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, in its sole and absolute discretion, determines that the rate of
           Section  401(k) CONTRIBUTIONS, and/or the rate of NON-Section
           401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS will exceed either or both of the maximum limitations contained in subsections 5(a) and 5(b), the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall instruct the PLAN ADMINISTRATOR to reduce the rate of contributions made by HIGHLY COMPENSATED participants so that the limitations will be met.

           The PLAN ADMINISTRATOR shall first determine the maximum average rate of contributions which can be made by the HIGHLY COMPENSATED participants. The contributions made by HIGHLY COMPENSATED participants shall then be reduced, on a prospective basis, until the limitations are met. Any necessary reduction shall be made by first reducing the highest rate of Section 401(k) CONTRIBUTIONS or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS as may be appropriate, currently authorized by participants, with such rate to be reduced in one percent increments until the maximum permissible average rate of contributions is met.





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           Notwithstanding any other provision of the PLAN, if, as of the end of a PLAN YEAR, the PLAN fails to meet either or both of the tests described in subsections 5(a) or 5(b), the PLAN ADMINISTRATOR shall, on or before April 15 of the following PLAN YEAR distribute to each HIGHLY COMPENSATED participant, beginning with the participant having the higher ratio, such excess portion of the participant's
           Section 401(k) CONTRIBUTIONS, and/or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS (and any income allocable to such portion), until the PLAN satisfies both of the tests. If there is a loss allocable to such excess amount, the amount of the distribution shall in no event be less than the lesser of the (i) participant's account or (ii) the participant's Section 401(k) CONTRIBUTIONS, or NON-Section 401(k) CONTRIBUTIONS and EMPLOYER CONTRIBUTIONS, as appropriate, for the PLAN YEAR.

           For the PLAN YEARS 1987, 1988, 1989, 1990 and 1991 only, the PLAN ADMINISTRATOR may elect to make qualified non-elective employer contributions within the meaning of Section 401(m)(4)(c) of the Code, on behalf of such non-HIGHLY COMPENSATED participants who are employees of Pacific Service Employees Association as will cause the PLAN to meet the appropriate limits set forth in subsections 5(a) and 5(b). For purposes of PLAN withdrawals qualified non-elective employer contributions shall be treated as Section 401(k) CONTRIBUTIONS.

           For purposes of determining whether the PLAN meets either or both of the limits set forth in subsections 5(a) and 5(b), the PLAN ADMINISTRATOR may elect to make the look-back year calculation as provided in Regulation 1.414(q)-ITA-14(b)(1) for any determination year on the basis of the calendar year ending with the applicable determination year.

      (d) Annual Section 401(k) Limitation. Effective as of January 1, 1987, no participant shall be permitted to make Section 401(k) CONTRIBUTIONS to the PLAN during any PLAN YEAR in excess of $7,000, multiplied by the adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the CODE for years beginning after December 31, 1987, as applied to elective deferrals. A participant who is unable to make Section 401(k) CONTRIBUTIONS which would have been eligible for matching EMPLOYER CONTRIBUTIONS because of the limitation contained in this subsection 5(d), shall be entitled to make NON-Section 401(k) CONTRIBUTIONS in an amount equal to the amount of Section 401(k) CONTRIBUTIONS that could have been made but for the subsection 5(d) limitation. Such NON-Section 401(k) CONTRIBUTIONS shall be eligible for matching EMPLOYER CONTRIBUTIONS as though they were Section 401(k) CONTRIBUTIONS, subject to the limitations contained in Section 5.

      (e) Section 415 Limitation. Anything herein to the contrary notwithstanding, in no event shall the annual additions to a participant's accounts in a YEAR exceed the lesser of (1) 25 percent of the participant's compensation (as defined in subparagraph 5(e)(1), below) for the YEAR or (2) $30,000, or, if greater, one-fourth of the defined benefit dollar limitation set forth
           Section 415(b)(1) of the CODE as in effect for the PLAN YEAR. For purposes of applying the limitations of Section 415 of the CODE, the annual additions which must be kept within the limits set forth above, shall mean the sum credited to a participant's account for any PLAN YEAR of (i) EMPLOYER CONTRIBUTIONS and Section 401(k) CONTRI-





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           BUTIONS, (ii) NON-Section  401(k) CONTRIBUTIONS, and (iii)
           any amounts allocated to an individual medical account, as defined in Sections 415(l)(2) and 419A(d)(2) of the CODE. The compensation limitation percentage referred to above shall not apply to (i) any contribution for medical benefits, as defined in Section 419A(f)(2) of the CODE, after a participant's separation from SERVICE which is otherwise treated as an annual addition, or (ii) any amount which is otherwise treated as an annual addition under Section 415(l)(1) of the CODE.

           (1) Solely for purposes of applying the Section 415 limitations, compensation shall include all of a participant's wages, salaries, fees for professional service, and other amounts received for personal services actually rendered in the course of employment with an EMPLOYER (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses). For purposes of applying the
                 Section 415 limitations, compensation shall not include any of the following:

                 a) Contributions made by an EMPLOYER to a plan of deferred compensation to the extent that, before the application of the Section 415 limitations to that plan, the contributions are not includable in the gross income of the participant for the taxable year in which contributed. Any distributions from a plan of deferred compensation are not considered as compensation for
                       Section 415 purposes, regardless of whether such amounts are includable in the gross income of the employee when distributed. However, any amounts received by a participant pursuant to an unfunded, nonqualified plan may be considered as compensation for Section 415 purposes in the year such income is includable in the gross income of the employee.

                 b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by a participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                 c) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option.

                 d) Other amounts which receive special tax benefits such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the participant).

                       In the event that the annual additions to a participant's accounts would exceed the Section 415 Limitations, the PLAN ADMINISTRATOR shall first reduce the participant's NON-Section 401(k) CONTRIBUTIONS until the Section 415 limitations are met.





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      (f)  If a participant of this PLAN is also a participant in the COMPANY'S
           RETIREMENT PLAN, Section 415 of the CODE imposes a combined benefit limitation. Contributions to this PLAN will nevertheless be permitted to the maximum extent permitted by Section 415 of the CODE and the terms of the PLAN. If the combined maximum benefit permitted would be exceeded, the benefit from the COMPANY'S RETIREMENT PLAN shall be reduced so that the limitation will be met.

           If a participant is also a participant in the COMPANY'S RETIREMENT PLAN, the Internal Revenue Code provides that the sum of the defined benefit plan fraction and the defined contribution plan fraction for any PLAN YEAR shall not exceed 1.0. The defined benefit plan fraction for any PLAN YEAR is a fraction, the numerator of which is the participant's projected annual benefit under the COMPANY'S RETIREMENT PLAN (determined at the close of the PLAN YEAR) and the denominator of which is the greater of the product of 1.25 multiplied by the projected current accrued benefit; or the lesser of: (i) the product of 1.25 multiplied by the maximum dollar limitation provided under CODE Section 415(b)(1)(A) for a PLAN YEAR, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under CODE Section 415(b)(1)(B) for such PLAN YEAR.

           (1) For purposes of applying the limitations of CODE Section 415, the projected annual benefit for any participant is the benefit, payable annually, under the terms of the RETIREMENT PLAN determined pursuant to Regulation Section 1.415-7(b)(3).

           (2) For purposes of applying the limitations of CODE Section 415, projected current accrued benefit for a participant in the RETIREMENT PLAN shall be the accrued benefit, payable annually, provided for under question T-3 of the Internal Revenue Service Notice 83-10.

           The defined contribution plan fraction for any PLAN YEAR is a fraction, the numerator of which is the sum of the annual additions to the participants' accounts in this PLAN and in any other defined contribution plan maintained by the EMPLOYER in such PLAN YEAR and the denominator of which is the sum of the lesser of the following amounts determined for such PLAN YEAR and each prior year of SERVICE with an EMPLOYER: (i) the product of 1.25 multiplied by the dollar limitation in effect under CODE Section 415(c)(1)(A) for such PLAN YEAR (determined without regard to CODE Section 415(c)(6), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under CODE Section 415(c)(1)(B) for such year. For years beginning before January 1, 1987, the annual additions shall not be recomputed to treat all NON-Section 401(k) CONTRIBUTIONS as an annual addition. Notwithstanding the foregoing, the numerator of the defined contribution plan fraction shall be adjusted pursuant to Regulation Section 1.415-7(d)(1) and questions T-6 and T-7 of Internal Revenue Service Notice 83-10. At the election of the PLAN ADMINISTRATOR, special transitional rules may apply for both the defined benefit fraction and the defined contribution fraction for employees who were participants as of December 31, 1982.

      (g) Top Heavy Provisions. In the event that the Plan is or becomes "Top Heavy", as that term is defined in Section





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
           416(g) of the CODE, the provision contained in Special Provision A shall supersede any conflicting provision of the PLAN.


                         SELECTION OF INVESTMENT FUNDS

6.    (a)  Section  401(k) CONTRIBUTIONS.  A participant shall direct the PLAN
           ADMINISTRATOR to invest his Section 401(k) CONTRIBUTIONS in one or more INVESTMENT FUNDS. The minimum amount which can be invested in any single INVESTMENT FUND shall be twenty percent of a participant's current Section 401(k) CONTRIBUTIONS to the PLAN. A participant may elect to invest more than the minimum amount in any INVESTMENT FUND, provided that any such increase must be in increments of five percent of the participant's current Section 401(k) CONTRIBUTIONS.

      (b) NON-Section 401(k) CONTRIBUTIONS. A participant who is making NON-Section 401(k) CONTRIBUTIONS to the PLAN shall direct the PLAN ADMINISTRATOR to invest his NON-Section 401(k) CONTRIBUTIONS in one or more INVESTMENT FUNDS. A participant's directions as to the investment of participant NON-Section 401(k) CONTRIBUTIONS shall be separate and distinct from investment directions given for Section 401(k) CONTRIBUTIONS. The minimum amount of NON-Section 401(k) CONTRIBUTIONS which may be invested in any single FUND shall be twenty percent of a participant's current NON-Section 401(k) CONTRIBUTIONS to the PLAN. A participant may elect to invest more than the minimum amount in any INVESTMENT FUND, provided that any such increase must be in increments of five percent of the participant's current NON-Section 401(k) CONTRIBUTIONS.

      (c) EMPLOYER CONTRIBUTIONS. A participant shall direct the PLAN ADMINISTRATOR to invest the matching EMPLOYER CONTRIBUTIONS allocated to his account into one or more INVESTMENT FUNDS. The minimum amount which can be invested in any single INVESTMENT FUND shall be twenty percent of the matching EMPLOYER CONTRIBUTIONS currently allocated to the participant's account. A participant's directions as to the investment of matching EMPLOYER CONTRIBUTIONS shall be separate and distinct from investment directions given for
           Section 401(k) CONTRIBUTIONS and NON-Section 401(k) CONTRIBUTIONS. A participant may elect to invest more than the minimum amount in any INVESTMENT FUND, provided that any such increase must be in increments of five percent of the current matching EMPLOYER CONTRIBUTIONS allocated the participant's account. If the PLAN ADMINISTRATOR has not received directions from a participant as to the investment of matching EMPLOYER CONTRIBUTIONS allocated to the participant's account, the PLAN ADMINISTRATOR shall invest EMPLOYER CONTRIBUTIONS in COMPANY STOCK.

      (d) CHANGE OF INVESTMENT FUND ALLOCATIONS. By submitting the appropriate Form to the PLAN ADMINISTRATOR, a participant may (1) change the percentage levels of future contributions which are to be allocated to any INVESTMENT FUND or FUNDS or, (2) change the INVESTMENT FUNDS in which his future contributions are to be invested. A participant shall be permitted to make one such change in any CALENDAR QUARTER.





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
                              THE INVESTMENT FUNDS

7.    Company Stock Fund

      This FUND is invested entirely in Common Stock of the COMPANY. The FUND also holds all COMPANY STOCK and the earnings thereon attributable to EMPLOYER CONTRIBUTIONS and participant contributions made to the Basic Fund of the PLAN as it existed prior to April 1, 1983. All cash dividends received by the TRUSTEE on COMPANY STOCK are reinvested in COMPANY STOCK and credited to the participant account in which the COMPANY STOCK is held. COMPANY STOCK received by the TRUSTEE as a stock dividend or stock right or from a stock split or bought with cash obtained from the sale of a stock right, warrant or option is similarly credited to the account in which the underlying COMPANY STOCK is held.

      (a) Investment Generally. Whenever the TRUSTEE invests cash in COMPANY STOCK, the EMPLOYEE BENEFIT FINANCE COMMITTEE shall direct the TRUSTEE to purchase the COMPANY STOCK either (i) directly from the COMPANY at an averaged cost, (ii) at a public sale on a recognized stock exchange, or (iii) from a private source at a price no higher than the price that would have been payable under (ii).

      (b) Dividends. Cash dividends or other cash received by the TRUSTEE on COMPANY STOCK shall be reinvested in additional COMPANY STOCK at the averaged cost.

      (c) Computation of Cost of Stock. The cost to the TRUSTEE of all COMPANY STOCK purchased directly from the COMPANY shall be the averaged cost. The averaged cost is the average of the mid-points of the daily high and low composite prices as shown in the Pacific Coast Edition of the WALL STREET JOURNAL (subject to verification) for the period for which the money was contributed. The averaged cost for COMPANY STOCK purchased with dividends will be averaged over the five trading days immediately preceding receipt of the dividends by the TRUSTEE. The cost to the TRUSTEE of all COMPANY STOCK purchased at a public sale on a recognized stock exchange shall be the average of the purchase prices paid for all stock required for a given periodic contribution. Thus, if the TRUSTEE is required to purchase stock for a contribution to the PLAN over several days, the purchase price for all of the shares shall be the average of the prices paid during the days required to make the total purchase.

      (d) Voting of COMPANY STOCK. Each and every time shareholders who are not participants in the PLAN are entitled to vote COMPANY STOCK, participants shall have an absolute right to vote COMPANY STOCK. Whenever participants are given the opportunity to vote COMPANY STOCK, the TRUSTEE shall inform each participant of all relevant material received by the TRUSTEE with a written request for confidential voting instructions. The TRUSTEE is required to vote the COMPANY STOCK credited to a participant's account as the participant directs. If the participant does not give such instructions within the required time, the TRUSTEE may not vote any COMPANY STOCK in a participant's account.

8.    United States Bond Fund

      This FUND was maintained for the purpose of investing employee contributions in United States BONDS. This FUND also holds all BONDS attributable to participant contributions made to the Basic

      Fund of the PLAN as it existed prior to April 1, 1983. Income from BONDS is reflected in the greater redemption values of the BONDS. BONDS held in this FUND cannot be transferred to another INVESTMENT FUND under the transfer provisions of Section 14.

      Effective July 1, 1991, the U.S. BOND FUND will no longer accept employee contributions. BONDS purchased to date with employee contributions will continue to be held in the PLAN until a distribution is requested by the employee in accordance with current PLAN provisions.

9.    Diversified Equity Fund (DEF)

      This FUND is maintained for the purpose of investing in a diversified portfolio consisting principally of common stock and securities convertible into common stock. However, at no time shall the DEF be invested in securities issued or guaranteed by the COMPANY or any of its subsidiaries. The DEF INVESTMENT MANAGER directs the day-to-day investment of the FUND. Contributions to this FUND are paid over to the TRUSTEE and invested in accordance with instructions received from the DEF INVESTMENT MANAGER. A participant's account is credited with the number of DEF UNITS purchased with contributions allocated to his account. All Diversified Investment Fund Units attributable to participant contributions made to the PLAN as it existed prior to April 1, 1983 are held in this FUND under the new designation of DEF UNITS.

      (a) Cost of DEF UNITS. The cost of a DEF UNIT shall be the current value of a UNIT as determined by the DEF INVESTMENT MANAGER as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the DEF.

      (b) Value of DEF UNITS. The value of a DEF UNIT is the value of the FUND assets, as determined from time-to-time by the DEF INVESTMENT MANAGER (but no less frequently than once a week), less any liabilities (other than the interests of participants in the FUND), divided by the number of DEF UNITS. Each payment into the FUND of contributions shall increase, and each payment out of the FUND shall decrease, the number of FUND UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of the payment.

10.   Utility Stock Fund (USF)

      This FUND is maintained for the purpose of investing in an index fund consisting of common stocks of publicly traded electric utility companies that are members of the Edison Electric Institute. The FUND seeks to provide investment results that correspond to the price and yield performance of common stocks of selected utilities engaged in the generation, transmission, or distribution of electric energy, as represented by an index comprising the common stocks of companies that are members of the Edison Electric Institute. Stocks in the FUND's portfolio are generally held in the same proportions that each stock has within the index. Seeking to duplicate the index as closely as possible, the portfolio is monitored and adjusted by computer; no attempt is made to manage the portfolio in the traditional sense using economic, financial, and market analyses.

      Contributions to the USF are paid to the TRUSTEE and invested in accordance with the instructions from the USF INVESTMENT MANAGER. A participant's account is credited with the number of USF UNITS purchased with contributions allocated to his account.

      (a) Cost of USF UNITS. The cost of a USF UNIT shall be the current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the USF.

      (b) Value of USF UNITS. The value of a USF UNIT is the value of the assets, as determined from time to time by the TRUSTEE (but no less frequently than once a week), less any liabilities (other than interests of participants in the USF), divided by the number of USF UNITS. Each payment into the USF of contributions shall increase, and each payment out of the USF shall decrease the number of USF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

11.   Guaranteed Income Fund (GIF)

      This FUND is maintained to invest in contracts which offer a rate of interest guaranteed by the issuer for a specified period of time.

      For employee contributions made to the GIF before April 1, 1990, the conditions applicable to this FUND varied in accordance with the terms of the contract in effect at the time a participant invested his contributions in the GIF. For example, withdrawal provisions, the applicable rate of interest, the period in which contributions may be made, and the length of the contract are all terms which were subject to negotiation and market conditions.

      Contributions made to the GIF on or after April 1, 1990, are invested in a portfolio of contracts in which each contract offers a guaranteed rate of interest for a specified period of time. The GIF INVESTMENT MANAGER directs the day-to-day investment of the FUND. The blended interest earned on all contracts held in the portfolio is posted weekly to the participant's account.

12.   Bond Index Fund (BIF)

      The BIF is maintained for the purpose of investing in a diversified portfolio consisting principally of marketable fixed-income securities. At no time shall the BIF be invested in securities issued or guaranteed by the Company or any of its subsidiaries. The BIF INVESTMENT MANAGER directs the day-to-day investment of the BIF.

      Contributions to the BIF are paid over to the TRUSTEE and invested in accordance with instructions received from the BIF INVESTMENT MANAGER. A participant's account is credited with the number of BIF UNITS purchased with contributions allocated to his account.

      (a) Cost of BIF UNITS. The cost of a BIF UNIT shall be the current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the FUND.

      (b) Value of BIF UNITS. The value of a BIF UNIT is the value of the BIF assets, as determined from time to time by the TRUSTEE (but no less frequently than once a week), less any liabilities (other than the interests of participants in the BIF), divided by the number of BIF UNITS. Each payment into the BIF of contributions shall increase, and each payment out of the BIF shall decrease, the number of BIF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

13.   Stock and Bond Fund (SBF)

      The SBF is maintained for the purpose of investing in a diversified portfolio consisting principally of U.S. equities and U.S. fixed income investments. At no time shall the SBF be invested in securities issued or guaranteed by the Company or any of its subsidiaries. The SBF INVESTMENT MANAGER directs the day-to-day investment of the SBF.

      Contributions to the SBF are paid over to the TRUSTEE and invested in accordance with instructions from the SBF INVESTMENT MANAGER. A participant's account is credited with the number of SBF UNITS purchased with contributions allocated to his account.

      (a) Cost of SBF UNITS. The cost of an SBF UNIT shall be the current value of a UNIT as determined by the TRUSTEE as of the valuation date immediately preceding the date that the TRUSTEE invests contributions in the SBF.

      (b) Value of SBF UNITS. The value of an SBF UNIT is the value of the assets, as determined from time-to-time by the TRUSTEE (but no less frequently than once a week), less any liabilities (other than the interests of participants in the SBF), divided by the number of SBF UNITS. Each payment into the SBF of contributions shall increase, and each payment out of the SBF shall decrease, the number of SBF UNITS by a number equal to the amount of the payment divided by the last UNIT value determination immediately preceding the date of payment.

14.   Transfer of Investment Fund Balances

      A participant may elect to transfer INVESTMENT FUND UNITS held in his account, plus the earnings thereon, to another INVESTMENT FUND or FUNDS. A participant shall be permitted to make one such change in any CALENDAR QUARTER effective July 1, 1992. INVESTMENT FUND UNITS attributable to EMPLOYER CONTRIBUTIONS, plus earnings thereon, may also be transferred.

      (a) Eligible Transfer Between FUNDS. By submitting the appropriate transfer Form to the PLAN ADMINISTRATOR, a participant may transfer all or a portion of the UNITS held in any INVESTMENT FUND to another FUND or FUNDS except as follows:

           (1) UNITS held in the U.S. Bond FUND are not eligible for transfer to any other FUND. Effective July 1, 1991 transfers cannot be made from another FUND to the U.S. Bond FUND.

           (2) GIF UNITS attributable to employee contributions or transfers into the GIF before April 1, 1990 are not eligible for transfer to other FUNDS until the expiration of the applicable contract.

           (3) GIF UNITS attributable to employee contributions or transfers into the GIF on or after April 1, 1990 are transferable to any other fund except the MONEY MARKET INVESTMENT FUND.

           A transfer from one FUND to another FUND shall be in a minimum amount of twenty percent of the number of UNITS held in the FUND from which the transfer is made. A participant may elect to transfer more than twenty percent of the UNITS held in any FUND to another FUND, provided, however, that any such greater amount must be in increments of five percent of the number of UNITS held in the FUND from which the transfer is made. Transfers shall be made as soon as practicable, but in no event later than 30 days, after receipt by the TRUSTEE of a completed transfer Form.

           Upon receipt of the transfer Form, the TRUSTEE shall value the UNITS to be transferred from the FUND and convert the UNITS to cash. The FUND account of the participant shall be debited with the number of UNITS transferred from that FUND and the TRUSTEE shall purchase with the cash proceeds realized from the converted UNITS, UNITS in the appropriate FUND or FUNDS, as designated by the participant. The cost of the UNITS purchased shall be the value of the FUND UNITS as determined on the date of transfer, and the number of UNITS purchased shall be credited to the appropriate INVESTMENT FUND account of the participant.

      (b) COMPANY STOCK FUND -- Overall Limitation. Anything herein to the contrary notwithstanding, if, as of any single month, the TRUSTEE is required, as a result of the transfer provisions of this Section 14, to sell on the open market more than one percent of the number of outstanding shares of COMPANY STOCK, then the TRUSTEE shall immediately so advise the EMPLOYEE BENEFIT FINANCE COMMITTEE. The EMPLOYEE BENEFIT FINANCE COMMITTEE may, in its sole discretion, limit, prorate, or temporarily suspend further sales of COMPANY STOCK by the PLAN or take whatever steps necessary to ensure an orderly market in COMPANY STOCK. The percentage limitation set forth in this subsection shall be applied to the excess of shares sold on the open market less shares purchased to meet Section 14 requirements for the applicable period.


                       PARTICIPANT'S INTEREST IN THE PLAN

15.   Participant Accounts

      The PLAN ADMINISTRATOR maintains a separate account for each PLAN participant which records the participant's interest in each of the INVESTMENT FUNDS, together with EMPLOYER CONTRIBUTIONS made on his behalf. Each account is charged with participant transfers and withdrawals and credited with its appropriate share of FUND income. The account maintained by the PLAN ADMINISTRATOR for each participant also records separately the participant's Section 401(k) CONTRIBUTIONS and NON-Section 401(k) CONTRIBUTIONS, the UNITS purchased therewith, and the earnings thereon. All Basic Contributions and Supplemental Contributions made to the PLAN as it existed prior to October 1, 1984, are recorded as NON-Section 401(k) CONTRIBUTIONS on the records maintained by the PLAN ADMINISTRATOR.

      Whenever UNITS attributable to a participant's Section 401(k) CONTRIBUTIONS are transferred to another FUND OR FUNDS, the resulting UNITS are also recorded as attributable to Section 401(k) CONTRIBUTIONS. Similarly, UNITS attributable to NON-Section 401(k) CONTRIBUTIONS which are transferred to another FUND or FUNDS are also recorded as NON-Section 401(k) CONTRIBUTIONS. A participant is at all times fully vested in his own contributions and all EMPLOYER CONTRIBUTIONS credited to his account, together with income attributable thereto.

16.   Account Statements

           As soon as practicable after the end of each CALENDAR QUARTER, all participants will receive from the ADMINISTRATOR a statement of their interest in the PLAN.


                                PLAN WITHDRAWALS

17.   Withdrawal During Service

      Except as provided in this Section, withdrawals of any part of a participant's interest in the PLAN are not permitted as long as SERVICE continues. A participant may never replace in the TRUST FUND any UNITS or cash which have been withdrawn. By submitting a withdrawal Form, a participant may make withdrawals as provided below.

      (a)  Section  401(k) CONTRIBUTIONS.

           (1) A participant may withdraw all or part of the UNITS, including income thereon and including additional UNITS attributable thereto, bought with the participant's Section 401(k) CONTRIBUTIONS upon the occurrence of any of the following events:

                 (a) the participant is disabled and is receiving benefits under the LONG TERM DISABILITY PLAN; or

                 (b)   the participant has attained age 59 1/2.

           (2) A participant may withdraw an amount equal to his Section 401(k) CONTRIBUTIONS, as well as any income and UNITS attributable to income accrued thereon prior to January 1, 1989, upon receipt of satisfactory proof by the PLAN ADMINISTRATOR that the withdrawal is required to meet immediate and heavy financial needs of the participant which constitute a valid hardship as defined under the CODE and regulations issued by the Secretary of the Treasury. A request for a withdrawal for one of the following reasons will be deemed to be on account of a valid hardship:

                 (a) To cover medical expenses (as defined in Section 213(d) of the CODE) of the participant, the participant's spouse or dependents (as defined in Section 152 of the CODE);

                 (b) The purchase of a participant's principal place of residence, but not including mortgage payments;

                 (c) To meet tuition payments for the next semester or quarter of post-secondary education for the participant, his spouse, children or dependents; or

                 (d) To prevent the eviction of the participant from his principal place of residence, or to prevent a foreclosure of the mortgage on the participant's principal place of residence.

                 A request for a withdrawal under this subsection 17(a)(2) will not be deemed to be for immediate and heavy financial needs unless the participant represents that the need cannot be met from the following resources:

                 (a) through reimbursement or compensation by insurance or otherwise,

                 (b)   by reasonable liquidation of the participant's resources,

                 (c)   by cessation of contributions to the PLAN, or

                 (d) by other distributions, withdrawals or nontaxable loans from any plans maintained by an EMPLOYER, or by borrowing from commercial sources on reasonable commercial terms.

                 For purposes of this Subsection 17(a)(2), a participant's resources shall be deemed to include any assets of his spouse and minor children that are reasonably available to the participant. In addition, withdrawals under Subsection 17(a)(2) may not exceed the amount actually required to meet the participant's immediate financial needs.

           (3) A participant who withdraws UNITS under Subsection 17(a) will automatically be suspended from the PLAN and will not be permitted to resume making contributions to the PLAN for six months following the date upon which the withdrawal Form is processed by the PLAN ADMINISTRATOR. After suspension ends, contributions may be resumed by submitting a new APPLICATION.

      (b) NON-Section 401(k) CONTRIBUTIONS. A participant may at any time elect to withdraw all or any part of the UNITS including income thereon and including additional UNITS attributable thereto, bought with the participant's NON-Section 401(k) CONTRIBUTIONS to the PLAN. Such an election will not cause suspension from the PLAN.

      (c)  EMPLOYER CONTRIBUTIONS.

           (1) A participant may withdraw all or any part of the UNITS, including the income attributable thereto, bought with EMPLOYER CONTRIBUTIONS which were made to the PLAN at anytime prior to the second YEAR preceding the current YEAR. For example, UNITS, including the income attributable thereto, purchased with EMPLOYER CONTRIBUTIONS made in 1981 and prior years may be withdrawn in 1984 or anytime thereafter. Such an election will not cause suspension from the PLAN.

           (2) UNITS, including the income attributable thereto, bought with EMPLOYER CONTRIBUTIONS which would not be withdrawable under Subsection 17(c)(1), shall nonetheless be withdrawable upon the occurrence of any of the following events:

                 (a) the participant is disabled and is receiving benefits under the LONG TERM DISABILITY PLAN;

                 (b)   the participant attains 59-1/2; or

                 (c) the participant has requested and is entitled to receive a hardship distribution which meets the requirements of Subsection 17(a)(2).

           Anything herein to the contrary notwithstanding, if as of any single month, the TRUSTEE is required as a result of the withdrawal provisions of this Subsection 17(c), to sell on the open market more than one percent of the outstanding shares of COMPANY STOCK, then the TRUSTEE shall immediately so advise the EMPLOYEE BENEFIT FINANCE COMMITTEE. The EMPLOYEE BENEFIT FINANCE COMMITTEE may, in its sole discretion, limit, prorate, or temporarily suspend further sales of COMPANY STOCK by the PLAN or take whatever steps necessary to ensure an orderly market in COMPANY STOCK.

      A participant shall submit the appropriate Form to the SAVINGS FUND PLAN directing the PLAN ADMINISTRATOR as to the amount of the withdrawal and the manner in which the withdrawal is to be allocated among the INVESTMENT FUNDS. Distribution will be made as soon as practicable after receipt of the withdrawal Form. Upon each withdrawal, the UNITS credited to the appropriate FUND or FUNDS will be reduced by the number of UNITS withdrawn. Withdrawals from the BOND FUND can only be made in United States BONDS. Withdrawals from the COMPANY STOCK FUND may be made in cash or whole shares of stock at the election of the participant. Withdrawals of DEF, USF, BIF, SBF, or GIF UNITS will be made in cash at the then current value of the UNITS; or, at the election of the participant, the UNITS will be transferred to the COMPANY STOCK FUND pursuant to Section 14 and distribution will be made in whole shares of COMPANY STOCK.

      (d) Ordering of Withdrawals. Whenever the PLAN ADMINISTRATOR is required to make a distribution under this Section 17 or Section 18, the PLAN ADMINISTRATOR shall first withdraw UNITS and earnings thereon attributable to a participant's NON-Section 401(k) CONTRIBUTIONS made prior to 1987, followed by UNITS and earnings thereon attributable to NON-Section 401(k) CONTRIBUTIONS made after 1986, followed by UNITS withdrawable under Subsection 17(c)(1) followed by UNITS withdrawable under Subsection 17(c)(2), but only if available for withdrawal under that subsection, followed by UNITS and earnings thereon attributable to a participant's Section 401(k) CONTRIBUTIONS, but only to the extent that such UNITS can be withdrawn by the participant under Subsection 17(a).

18.   Termination of Participation

      Participation in the PLAN ends as of the date that a participant ceases to be an ELIGIBLE EMPLOYEE. Although a former participant may elect to have an account balance held in the PLAN under Section 19 after participation ends, a former participant may not contribute to the PLAN, except that contributions to the PLAN will be accepted with respect to retroactive wage payments. Upon submission of the appropriate Form(s) to the PLAN ADMINISTRATOR, a former participant who has an account balance in the PLAN may make withdrawals from the account balance, and transfer from one or more FUNDS to another FUND or FUNDS pursuant to the terms of the PLAN.

19.   Distribution of Plan Benefits

      Upon termination of participation, a distribution shall be made of the balances allocated to a participant's accounts if the value of the participant's account is $3,500 or less. Such distribution shall be made no later than the 60th day following the close of the PLAN YEAR in which participation terminates, unless the participant elects to receive distribution at an earlier date. If the value of a participant's account exceeds $3,500, distribution will be made upon receipt by the PLAN ADMINISTRATOR of the written distribution request of the participant. Distribution will therefore be made within 60 days of the receipt of such distribution request. Any provision of the PLAN notwithstanding, if participation continues beyond the end of the YEAR in which the participant attains age 70-1/2, distribution of the participant's entire interest in the PLAN shall be made no later than April 1 of the YEAR following the YEAR in which the participant attains age 70-1/2.

      All distributions due under the PLAN shall be payable only out of the PLAN's assets as directed by the ADMINISTRATOR. Unless a cash distribution is requested the TRUSTEE will distribute a certificate for the whole shares of COMPANY STOCK, the United States BONDS, and the TRUSTEE'S check for the then current value of all other UNITS credited to the participant's account, plus any uninvested cash. Alternatively, at the direction of the participant, FUND UNITS other than U.S. SAVINGS BONDS UNITS may be transferred to the COMPANY STOCK FUND pursuant to
      Section 14 and distribution will be made in whole shares of COMPANY
      STOCK.

      If a participant elects a cash distribution, upon receipt of the appropriate Form requesting such distribution the TRUSTEE will sell the COMPANY STOCK on the open market and distribute the cash proceeds less brokerage commissions, together with the then current value of the INVESTMENT FUND UNITS and uninvested cash. Until the TRUSTEE sells COMPANY STOCK or converts INVESTMENT FUND UNITS to cash, UNITS shall continue to share in investment gains and losses. Distributions from the BOND FUND can only be made in United States BONDS.


                           ADMINISTRATIVE PROVISIONS

20.   Company's Powers and Duties

           The COMPANY, acting through its BOARD OF DIRECTORS or Executive Committee, reserves to itself the exclusive power to amend, suspend or terminate the PLAN as provided below and to appoint and remove from time to time:

      (a)  The individuals comprising the EMPLOYEE BENEFIT FINANCE COMMITTEE;

      (b) The individuals comprising the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE; and

      (c)  The EMPLOYERS whose employees may participate in the PLAN.

           All powers and duties not reserved to the COMPANY are delegated to the EMPLOYEE BENEFIT FINANCE COMMITTEE and to the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE. Action of either committee shall be by vote of a majority of the members of the committee at a meeting, or in writing without a meeting and evidenced by the signature of any member who is so authorized by the committee. The COMPANY indemnifies each member of each committee against any personal liability or expense arising out of any action or inaction of the committee or of any member of the committee or of such individual, except that due to his own willful misconduct.

           The EMPLOYEE BENEFIT FINANCE COMMITTEE appointed by the COMPANY'S BOARD OF DIRECTORS to serve at its pleasure has the express powers and duties described in this section.

      (a) Appointments. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole power and duty from time to time to appoint and remove the TRUSTEE, the INVESTMENT MANAGER, actuaries, accountants and such other advisors and consultants as may be needed for the proper financial administration and investment of the assets of the PLAN. Supplementing such appointments, the EMPLOYEE BENEFIT FINANCE COMMITTEE may enter into appropriate agreements with each TRUSTEE, INVESTMENT MANAGER or other advisors appointed under this paragraph and delegate to them appropriate powers and duties. The EMPLOYEE BENEFIT FINANCE COMMITTEE may appoint and delegate to one or more individuals the power and duty to handle the day-to-day financial administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

      (b) Investment Policy. The funding policy is set forth in Sections 3 and 4. The EMPLOYEE BENEFIT FINANCE COMMITTEE has the sole power and duty to establish the investment policy and to review and revise it from time to time as the committee shall determine in its sole discretion. A copy of the current investment policy will be available for participants' review in the ADMINISTRATOR'S office. Any revision of the investment policy shall not be an amendment of the PLAN.

22.   Administration

           The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE, appointed by the COMPANY'S BOARD OF DIRECTORS to serve at its pleasure, is the ADMINISTRATOR of the PLAN and is responsible for the overall administration of the PLAN. The ADMINISTRATOR has the sole power and duty to establish, and from time to time revise, such rules and regulations as may be necessary to administer the PLAN in a nondiscriminatory manner for the exclusive benefit of participants and all other persons entitled to benefits under the PLAN.

           The ADMINISTRATOR shall also maintain such records and make such computations, interpretations and decisions as may be necessary or desirable for the proper administration of the PLAN. The ADMINISTRATOR shall maintain for participants' inspection copies of the PLAN, TRUST AGREEMENT, investment policy, each agreement with an INVESTMENT MANAGER, the latest annual report, PLAN description and summary description and any amendments or changes in any of these documents. On written request, participants may obtain from the ADMINISTRATOR a copy of any of these documents at a cost established by the ADMINISTRATOR from time to time.

           The ADMINISTRATOR may appoint and delegate to one or more individuals the power and duty to handle the day-to-day administration of the PLAN. Such individuals need not be members of the committee and shall serve at the pleasure of the committee.

23.   Claims and Appeals Procedure

           If a claim is denied in whole or in part, the ADMINISTRATOR shall furnish to the claimant a written notice setting forth:

      (a)  Specific reason(s) for the denial,

      (b)  The PLAN provision(s) on which the denial is based,

      (c) A description of any material or information, if any, necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary, and

      (d) Information concerning the steps to be taken if claimant wishes to submit a claim for review.

      The above information shall be furnished to the claimant within 90 days after the claim is received by the ADMINISTRATOR.

           If a claimant is not satisfied with the written NOTICE described in the preceding paragraph, such claimant may request a full and fair review by so notifying the ADMINISTRATOR in writing within 90 days after receiving such notice. If a review is requested the claimant shall also be entitled, upon written request, to review pertinent documents and to submit issues and comments in writing. The EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall furnish the claimant with a written final decision within 60 days after receipt of the request for review.

24.   Lost Participant or Beneficiary

           If, after three years, the ADMINISTRATOR cannot locate a participant or BENEFICIARY who is entitled to a distribution from an account, the UNITS, cash or COMPANY stock in the account shall be applied to reduce the amount of future EMPLOYER CONTRIBUTIONS payable to the PLAN. A participant or BENEFICIARY who is entitled to a distribution from an account which has previously been applied to reduce EMPLOYER CONTRIBUTIONS under this Section 24 shall, upon filing a written claim, have the account reinstated in full and upon such reinstatement shall receive a distribution of the balance in the reinstated account, with interest at the prevailing legal rate accrued from the date his account was applied to reduce EMPLOYER CONTRIBUTIONS.

25.   Benefits Are Not Assignable

           Except as may be required by law, a participant's interest in the PLAN and that of a participant's BENEFICIARY or spouse shall not be subject in any manner to assignment, anticipation, alienation, sale, transfer, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so assign, anticipate, sell, transfer, pledge, encumber or charge the same shall be void.

26.   Facility of Payment

           If the ADMINISTRATOR determines that any individual entitled to any payment under the PLAN is physically or mentally incompetent and no guardian or conservator has been appointed to receive such payment, the ADMINISTRATOR may cause all payments thereafter becoming due to such individual to be applied for and on behalf of and for the benefit of such individual. Payments made pursuant to this provision shall completely discharge the EMPLOYER, the ADMINISTRATOR, the TRUSTEE and all fiduciaries of all further responsibility with respect to such individual.

27.   Future of the Plan

           If participation in the PLAN is ended because a substantial portion of an EMPLOYER'S property is sold or otherwise disposed of or because an EMPLOYER withdraws from the PLAN, a participant's interest is determined in accordance with the provisions of the next paragraphs as if the PLAN itself has been terminated.

           The COMPANY hopes and expects to continue this PLAN indefinitely, but because future conditions cannot be foreseen, its BOARD OF DIRECTORS necessarily reserves the right to amend or terminate the PLAN at any time. However, no amendment, merger or consolidation of the PLAN may be made which would reduce the right that any individual may then have with respect to the PLAN'S assets then being held under the PLAN or permit any funds to revert to an EMPLOYER or to be used for any purpose except for the exclusive benefit of participants, spouses and BENEFICIARIES.

           If the PLAN is terminated, all contributions to the PLAN shall cease but the PLAN shall continue to operate in all other respects until all of the TRUST assets have been distributed in accordance with the provisions of the PLAN in effect on the date of its termination. In the event of a merger or consolidation with, or transfer of assets or liabilities to any other plan, if such other plan is then terminated, participant shall receive a benefit immediately after such merger, consolidation, or transfer which is equal to or greater than the benefit which participant would have received had the PLAN terminated immediately prior to such merger, consolidation, or transfer.

28.   Definitions

      Administrator:                    Employee Benefit Administrative
      -------------                     Committee, 201 Mission Street,
                                        19th Floor, Mail Code P19A,
                                        P.O. Box 770000, San Francisco,
                                        California 94177

      Application:                      A form prepared by the Administrator
      -----------                       which must be completed by any Eligible
                                        Employee to become a participant, or by
                                        a participant to suspend participation
                                        or change future contributions.

      BIF:                              The Bond Index Fund.
      ---

      Beneficiary:                      The person or persons entitled to
      -----------                       receive any distribution due under the
                                        Plan in the event of a participant's
                                        death.  For a married participant, the
                                        participant's spouse shall automatically
                                        be the Beneficiary unless the
                                        participant, with the written consent of
                                        his spouse, elects to designate another
                                        person or persons to be Beneficiary.
                                        The consent of the spouse shall be in
                                        writing, shall acknowledge the effect of
                                        the consent, and shall be witnessed by a
                                        notary public or Plan representative.  A
                                        participant designates a Beneficiary on
                                        a Designation of Beneficiary Form
                                        available from his Division or General
                                        Office Personnel Department.

      Board of Directors:               The Board of Directors of Pacific Gas
      ------------------                and Electric Company.


      Bond Fund:                       A fund invested in United States Savings Bonds.  (See Section 8)
      ---------

      Bond Index Fund:                 A fund invested in marketable fixed-income securities.  (See Section 12)
      ---------------

      Bonds:                           Series "EE" Savings Bonds issued by the United States Treasury.  If the issuance of Series
      -----                            "EE" Bonds is discontinued, Bonds will refer to any other Bond issued by the United States
                                       Treasury which the Employee Benefit Finance Committee selects for purchase under the Plan.

      Calendar Quarter:                The three month period commencing on January 1, April 1, July 1 or October 1.
      ----------------

      Code:                            The Internal Revenue Code of 1986, as amended from time to time.
      ----

      Company:                         Pacific Gas and Electric Company.
      -------

      Company Stock:                   The common stock issued by Company.
      -------------

      Company Stock Fund:              A fund invested in the common stock issued by the Company.  (See Section 7)
      ------------------

      Covered Compensation:            Earnings from an Employer, including straight-time pay for hours worked, shift and nuclear
      --------------------             premiums at the straight-time rate, straight-time pay for temporary upgrades, vacation pay
                                       (including vacation pay upon retirement), inclement weather pay, sick leave pay, holiday pay, differential pay for military training, pay for other time off with permission carrying full pay, temporary compensation under any state Worker's Compensation Law, payments under the
                                       Long Term Disability Plan, or supplemental benefits for industrial injury.  Covered
                                       Compensation shall not include pay or shift and nuclear premiums for more than 40 hours per week, overtime bonuses, vacation or holiday pay requests other special fees or allowances, per diem allowances, payments, other than temporary compensation, made under any Workers'
                                       Compensation Law, voluntary wage benefit or state disability plans, or any other benefit plan, or earnings from an Employer in excess of $150,000 for 1994, or such other amount permitted by the Secretary of the Treasury under Section 401(a)(17) of the Code.

      DEF:                              The Diversified Equity Fund.
      ---

      Diversified Equity Fund:          A fund invested in a diversified portfolio of securities.  (See Section 9)
      -----------------------

      Eligible Employee:                One entitled to become a contributing participant, provided, however, a "leased
      -----------------                 employee,"  as defined in Section 414(n)(2) of the Code shall not be entitled to become an
                                        Eligible Employee.

      Employee Benefit                  The Employee Benefit Administrative Committee referred to in Section 22.
      ----------------
        Administrative Committee:
        ------------------------

      Employee Benefit Finance          The Employee Benefit Finance Committee referred to in Section 21.
      ------------------------
        Committee:
        ---------

      Employer:                         Pacific Gas and Electric Company, Pacific Gas Transmission Company, Alaska
      --------                          California LNG Company, Pacific Gas Marine Company, Pacific Gas LNG Terminal Company, the
                                        Pacific Service Employees Association, and any other company or association designated by the Board of Directors as eligible to participate in the Plan.

      Employer Contributions:           Any contributions to the Plan by Company.
      ----------------------

      FlexDollars:                      Amounts which a participant elects pursuant to the Company's Flex Plan to contribute
      -----------                       as Section  401(k) Contributions.  Rules governing FlexDollars are contained in the
                                        Company's Flex Plan; rules governing the treatment of FlexDollars under this Plan are contained in Subsection 3(b).

      Fund:                             The Company Stock Fund, the U.S. Bond Fund, the Diversified Equity Fund, the
      ----                              Guaranteed Income Fund, the Bond Index Fund, the Stock and Bond Fund, and the Utility Stock
                                        Fund, or any of them.

      GIF:                              The Guaranteed Investment Fund.
      ---

      Guaranteed Investment Fund:       A fund invested in fixed rate, fixed term contracts.  (See Section 11)
      --------------------------

      Highly Compensated:               Whether an eligible employee is highly compensated shall be determined under the
      ------------------                rules of Code Section 414(q) and the regulations issued thereunder.

      Investment Fund:                  The Company Stock Fund, the U.S. Bond Fund, the Diversified Equity Fund, the
      ---------------                   Guaranteed Income Fund, the Bond Index Fund, the Stock and


                                        Bond Fund, and the Utility Stock Fund,
                                        or any of them.

      Investment Manager:               1. Diversified Equity Fund.
      ------------------                     J. P. Morgan, 522 Fifth Avenue,
                                             New York, NY 10036, or such other
                                             firm or individual as may be
                                             selected from time to time by the
                                             Employee Benefit Finance
                                             Committee.
                                        2. Guaranteed Income Fund.
                                             PRIMCO Capital Management, Inc.,
                                             101 South Fifth Street,
                                             Louisville, Kentucky 40202, or
                                             such other firm or individual as
                                             may be selected from time to time
                                             by the Employee Benefit Finance
                                             Committee.
                                        3. Bond Index Fund.
                                             The Vanguard Group, Vanguard
                                             Financial Center, Valley Forge,
                                             Pennsylvania 19482, or such other
                                             firm or individual as may be
                                             selected from time to time by the
                                             Employee Benefit Finance
                                             Committee.
                                        4. Stock and Bond Fund.
                                             Columbia Trust Company,
                                             1301 S.W. Fifth Avenue, P.O. Box
                                             1350, Portland, Oregon 97207, or
                                             such other firm or individual as
                                             may be selected from time to time
                                             by the Employee Benefit Finance
                                             Committee.
                                        5. Utility Stock Fund.
                                             Wells Fargo Nikko Investment
                                             Advisors, 45 Fremont Street, San
                                             Francisco, California 94105, or
                                             such other firm or individual as
                                             may be selected from time to time
                                             by the Employee Benefit Finance
                                             Committee.

      Long Term Disability Plan:        Part B of the Group Life Insurance
      -------------------------         and Long Term Disability Plan of
                                        Pacific Gas and Electric Company as
                                        amended January 1, 1991.

      Management Employee:              A monthly salaried employee who is not
      -------------------               represented by a union.

      Non-Section 401(k) Contributions: Employee contributions to the Plan as
      --------------------------------  described in Subsection 3(c) and all
                                        Employee Contributions made prior to
                                        October 1, 1984.  Non-Section 401(k)
                                        Contributions are made with after-tax
                                        dollars.

      Plan:                             This Company's Savings Fund Plan for
      -----                             Management Employees, as amended,
                                        revised and set forth herein.


      Retirement Plan:                  The Company's Retirement Plan as
      ---------------                   revised from time to time.

      SBF:                              The Stock and Bond Fund.
      ---

      Savings Fund Plan Office:         201 Mission Street, 19th Floor
      ------------------------          Mail Code P19A
                                        P.O. Box 770000
                                        San Francisco, CA 94177

      Section  401(k) Contributions:    Amounts deferred from a Participant's
      -----------------------------     Covered Compensation as described in
                                        Subsection 3(a).  Section 401(k)
                                        Contributions are made with pre-tax
                                        dollars.

      Service:                          The period of time commencing with the
      -------                           first day of employment or reemployment
                                        for an Employer and ending on
                                        participant's Severance from Service
                                        Date.  If an employee with less than
                                        one year of Service is rehired after a
                                        period of severance which extends for
                                        12 months or more, the employee shall
                                        be treated as a new employee for all
                                        purposes, and the Service and
                                        compensation before the Severance from
                                        Service Date shall not be recognized
                                        for any purpose of the Plan.
                                        Participants who have a period of
                                        severance after they have completed at
                                        least one year of Service and who are
                                        later rehired, immediately become
                                        Eligible Employees entitled to
                                        contribute in accordance with their
                                        total years of Service.

                                        Service shall also include all years of
                                        Service with:

                                        (a)  Any corporation which is a member
                                             of the same controlled group of
                                             corporations as the Company or
                                             of any other Employer (within the
                                             meaning of Section 414(b) of the
                                             Code);

                                        (b)  Any trade or business under the
                                             common control of the Company or
                                             of any other Employer (within the
                                             meaning of Section 414(c) of the
                                             Code);

                                        (c)  Any service organization which is
                                             a member of the same affiliated
                                             service group as the Company or
                                             of any other Employer (within the
                                             meaning of Section 414(m) of the
                                             Code).

      Severance From Service            A.   The date on which an Employee
      ----------------------                 quits, retires, is discharged or
        Date:                                dies; or
        ----


                                        B.   The first anniversary of the first date of a period in which a participant remains absent from work for an Employer for any reason other than resignation, retirement, discharge or death.

                                        C.   For the purpose of determining the Severance from Service Date, the following periods shall not be considered as absences from work for an Employer:

                                             (1)   Absence on a leave of absence authorized by an Employer.

                                             (2)   Absence because of illness or injury as long as the participant is entitled to receive sick leave pay or is entitled to receive benefits under the provisions of the Voluntary Wage Benefit Plan, a state disability plan, the Long
                                                   Term Disability Plan, or a Workers' Compensation Law.

                                             (3)   Absence for military service or service in the Merchant Marines so long as reemployment rights are protected by law.

                                             (4)   Absence caused by layoff for lack of work of less than 12 continuous months for a Participant who has less than five years of service, or 24 continuous months for a Participant who has five or more years of service.

      Stock and Bond Fund:              A fund invested in U.S. equities and U.S. fixed-income investments.  (See Section 13)
      -------------------

      Trust:                            The Trust into which all contributions are deposited and from which all
      -----                             distributions are made.

      Trustee:                          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts
      -------                           02101, or such other bank or trust company selected by the Employee Benefit Finance
                                        Committee


                                        which agrees to act as Trustee or
                                        successor Trustee of the Trust pursuant
                                        to the Trust Agreement.

      Trust Agreement:                  The agreement between the Company and
      ----------------                  the Trustee.

      Unit:                             A measurement of participant's
      ----                              interest in the Investment Funds.  For
                                        purposes of the Company Stock Fund and
                                        the Bond Fund, a unit shall be a share
                                        of common stock and a United States
                                        Bond, respectively.

      USF:                              The Utility Stock Fund.
      ---

      Utility Stock Fund:               An index fund invested in common
      ------------------                stocks of companies engaged in
                                        the generation, transmission or
                                        distribution of electric energy (See
                                        Section 10).

      Year:                             The calendar year beginning
      ----                              January 1 and ending December 31.


                              SPECIAL PROVISION A

                              TOP HEAVY PROVISIONS


(a)   General Rule

      For any PLAN YEAR for which this PLAN is a "top-heavy plan" as defined in subsection (g) below, any other provisions of this PLAN to the contrary notwithstanding, this PLAN shall be subject to the following provisions:

      (1)  The minimum contribution provisions of subsection (b).

      (2)  The limitation on compensation set by subsection (c).

      (3)  The limitation on contribution set by subsection (d).

(b)   Minimum Contribution Provisions

      Each participant who (i) is a non-key employee (as defined in subsection
(i) below) and (ii) is employed on the last day of the PLAN YEAR, even if such individual is excluded from the PLAN for failing to make mandatory contributions to the PLAN, shall be entitled to have contributions allocated to his account of not less than three percent (the "minimum contribution percentage") of the participant's COVERED COMPENSATION (as defined in Section 4 for purposes of applying the dollar limitations on contribution and other annual additions to a participant's account in a defined contribution plan and the maximum benefit payable under a defined benefit plan under the CODE). In determining the minimum contribution percentage to be allocated to an employee's account, a participant's Section 401(k) CONTRIBUTIONS shall be considered as EMPLOYER CONTRIBUTIONS.

      The minimum contribution percentage set forth above shall be reduced for any PLAN YEAR in which the percentage at which contributions are made (or required to be made) under the PLAN for the PLAN YEAR for the key employee for whom such percentage is the highest for such PLAN YEAR is less than three percent. For this purpose, the percentage with respect to a key employee (as defined in subsection (g) below) shall be determined by dividing the contributions (including forfeitures) made for such key employees by so much of his total compensation for the PLAN YEAR as does not exceed $200,000 (adjusted in the same manner as the amount set forth in subsection (d) below).

      Contributions taken into account under the immediately preceding sentence shall include contributions under this PLAN and under all other defined contribution plans required to be included in an aggregation group (as defined in subsection (f)(2) below) but shall not include any plan required to be included in such aggregation group if such plan enables a defined contribution plan required to be included in such group to meet the requirements of the CODE prohibiting discrimination as to contributions or benefits in favor of employees who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

      Contributions taken into account under this subsection (b) shall not include any contributions under the Social Security Act or any other Federal or State law.

(c)   Limitation on Contributions

      Annual compensation taken into account under this Section for purposes of computing benefits under this PLAN shall not exceed the first $200,000, provided that such limit shall be adjusted automatically for each PLAN YEAR to the amount prescribed by the Secretary of the Treasury or his delegate pursuant to regulations for the calendar year in which such PLAN YEAR commences. A participant's compensation shall be his compensation as defined in Section 4 for purposes of applying the dollar limitations on contributions and other annual additions to a participant's account in a defined contribution plan and the maximum benefit payable under a defined benefit plan under the CODE.

(d)   Limitations on Contributions

      In the event that the EMPLOYER also maintains a defined benefit PLAN providing benefits on behalf of participants in this PLAN, one of the two following provisions shall apply:

      (1) If for the PLAN YEAR this PLAN would not be a "top-heavy PLAN" as defined in subsection (a)(2) above if "90 percent" were substituted for "60 percent," then subsection (b) shall apply for such PLAN YEAR as if amended so that the "four percent" were substituted for "three percent".

      (2) If for the PLAN YEAR this PLAN would continue to be a "top-heavy PLAN" as defined in subsection (f) below if "90 percent" were substituted for "60 percent," then the denominator of both the defined contribution PLAN fraction and the defined benefit PLAN fraction shall be calculated as set forth in Section 415 (e) of the CODE for the limitation year ending in such PLAN YEAR by substituting "1.0" for "1.25" in each place such figure appears, except with respect to any individual for whom there are no EMPLOYER CONTRIBUTIONS allocated or any accruals for such individual under the defined benefit PLAN. Furthermore, the transitional rule set forth in Section 415 (e) of the CODE shall be applied by substituting "$41,500" for "$51,875".

(e)   Coordination with Other Plans

      In the event that another defined contribution or defined benefit plan maintained by the EMPLOYER provides contributions or benefits on behalf of participants in this PLAN, such other plan shall be treated as a part of this PLAN pursuant to applicable principles (such as Rev. Rul. 81-202 or any successor ruling) in determining whether this PLAN satisfies the requirements of subsection (b), (c) and (d). Such determination shall be made upon the advice of counsel by the Employee Benefit Administrative Committee.

(f)   Top-heavy plan Definition

      This PLAN shall be a "top-heavy plan" for any PLAN YEAR if, as of the determination date (as defined in subsection (f)(1) below), the aggregate of the accounts under the PLAN and any required aggregation group or permissive aggregation group of plans for participants (including former participants) who are key employees (as defined in subsection (g) below but not including accounts of individuals excluded under section 416(g)(4)(E) of the CODE) exceeds 60 percent of the present value of the aggregate of the accounts for all participants, excluding former key employees, or if this PLAN is required to be in an aggregate group (as defined in subsection (f)(3) below) which for such PLAN YEAR is a top-heavy group (as defined in subsection (f)(4) below).

      (1) "Determination date" means for any PLAN YEAR the last day of the immediately preceding PLAN YEAR.

      (2)  "Valuation date" means the last day of each PLAN YEAR.

      (3) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

           (A) The group of plans that are required to be aggregated (the "required aggregation group") includes

                 (i) Each plan of the EMPLOYER (as defined in subsection (i) below) in which a key employee is a participant, including collectively-bargained plans, and

                 (ii) Each other plan, including collectively-bargained plans of the EMPLOYER (as defined in subsection (i) below) which enables a plan in which a key employee is a participant to meet the requirements of the CODE prohibiting discrimination as to contributions or benefits in favor of employees who are officers, shareholders or the highly-compensated or prescribing the minimum participation standards.

           (B) The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the EMPLOYER (as defined in subsection (i) below) that is not part of the required aggregation group and that the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE certifies as constituting a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues not to discriminate as to contributions or benefits in favor of officers, shareholders or the highly-compensated and to meet the minimum participation standards under the CODE.

      (4) "Top-heavy group" means the aggregation group, if as of the applicable determination date, the sum of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in the aggregation group plus the aggregate of the accounts of key employees under all defined contribution plans included in the aggregation group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all employees, excluding former key employees, under all such defined benefit plans plus the aggregate accounts for all employees, excluding former key employees, under such defined contribution plans. If the aggregation group that is a top-heavy group is a required aggregation group, each plan in the group will be top heavy. If the aggregation group that is a top-heavy group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as top-heavy. If the aggregation group is not a top-heavy group, no plan within such group will be top-heavy.

      (5) In determining whether this PLAN constitutes a "top-heavy plan," the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE (or its agent) shall make the following adjustments in connection therewith:

           (A) When more than one plan is aggregated, the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE shall determine separately for each plan as of each plan's determination date the present value of the accrued benefits or account balance. The results shall then be aggregated separately by adding the results of each plan as of the determination dates for such plans that fall with the same calendar year.

           (B) In determining the present value of the cumulative accrued benefit or the amount of the account of any employee, such present value or account shall include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the five-year period ending on the determination date, unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date. Such amounts shall include distributions to employees which represented the entire amount credited to their accounts under the applicable plan.

           (C) Further, in making such determination, in any case where an individual is a "non-key employee" as defined in subsection
                 (h) below, with respect to an applicable plan, but was a key employee with respect to such plan for any prior PLAN YEAR, any accrued benefit and any account of such employee shall be altogether disregarded. For this purpose, to the extent that a key employee is deemed to be a key employee if he or she met the definition of key employee within any of the four preceding PLAN YEARS, this provision shall apply following the end of such period of time.

(g)   Key Employee

      The term "key employee" means any employee or former employee under this PLAN who, at any time during the PLAN YEAR containing the determination date or during any of the four preceding PLAN YEARS, is or was one of the following:

      (1) An officer of the EMPLOYER having an annual compensation greater than 150 percent of the amount in effect under Section 415(c)(1)(A) of the CODE for such PLAN YEAR. Whether an individual is an officer shall be determined by the EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, not on the mere fact that the individual has the title of officer. For any such PLAN YEAR, these shall be treated as officers no more than the lesser of:

           (A)   50 employees, or

           (B)   the greater of three employees or 10 percent of the employees.

           For this purpose, the highest-paid officers shall be selected. Business organizations other than corporations shall be deemed to have no officers.

      (2) One of the ten employees owning (or considered as owning, within the meaning of the constructive ownership rules of the CODE) the largest interests in the EMPLOYER (as defined in subsection (i)). An employee who has some ownership interest is considered to be one of the top ten owners unless at least ten other employees own a greater interest than that employee. However, an employee will not be considered a top ten owner for a PLAN YEAR if the employee earns less than the maximum dollar limitation on contributions and other annual additions to a participant's account in a defined contribution PLAN under the CODE as in effect for the calendar year in which the determination date falls.

      (3) Any person who owns (or is considered as owning within the meaning of the constructive ownership rules of the CODE) more than five percent of the outstanding stock of the EMPLOYER or stock possessing more than five percent of the combined total voting power of all stock of the EMPLOYER.

      (4) A one percent owner of the EMPLOYER having an annual compensation from the EMPLOYER of more than $150,000, and who owns more than one percent of the outstanding stock of the EMPLOYER or stock possessing more than one percent of the combined total voting power of all stock of the EMPLOYER. For purposes of this subsection, compensation means all items includable as compensation for purposes of applying the limitations on contributions and other annual additions to a participant's account in a defined contribution plan and the maximum benefit payable under a defined benefit plan under the CODE.

           For purposes of parts (1), (2), (3) and (4) of this definition, a BENEFICIARY of a key employee shall be treated as a key employee. For purposes of parts (3) and (4), each EMPLOYER is treated separately (without regard to the definition in subsection (i)) in determining ownership percentages; but, in determining the amount of compensation, the definition of EMPLOYER in subsection (i) is taken into account.

(h)   Non-key Employee

      The term "non-key employee" means any employee (and any beneficiary or an employee) who is not a key employee.

(i)   Employer

      The term "employer" as defined in Section 28 of this PLAN.

(j)   Distributions to Key Employees

      Any other provision of this PLAN to the contrary notwithstanding, distribution of the entire interest in this PLAN of each participant who is or at any time has been a key employee shall commence no later than the end of the taxable year of the participant in which the participant attains age 70-1/2.





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